SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES AND EXCHANGE ACT of 1934

November 4, 2002
Date of Report
(Date of earliest event reported)

T REIT, INC.
(Exact name of registrant as specified in its charter)

Virginia	333-77229	52-2140299
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1551 N. Tustin Avenue
Suite 650
Santa Ana, California 92705
(Address of principal executive offices)

(877) 888-7348
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

We filed a Form 8-K dated August 22, 2002 with regard to the acquisition of the University Heights Business Park without the required financial information. Accordingly, we are filing this Form 8-K/A to include that financial information.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

On August 22, 2002, T REIT, Inc. (the “Company”) through its wholly owned subsidiary, TREIT—University Heights, LP, a Texas limited partnership, purchased the University Heights Business Park in San Antonio, Texas (the “Property”) from Transwestern Heights, L.P., an unaffiliated third-party, for $6,750,000 in cash. The Company paid approximately $3,000 for costs and expenses for selecting, evaluating and acquiring the Property, including surveys, appraisals, title insurance and escrow fees, legal and accounting fees and expenses, architectural and engineering reports, environmental and asbestos audits, travel and communication expenses, and other related expenses. The purchase price included a real estate sales commission payable to Triple Net Properties Realty, Inc., an affiliate of Triple Net Properties, LLC, the Company’s advisor (the “Advisor”), of $135,000, approximately 2% of the purchase price.

The Property is located at 5563 DeZavala Road in northeast San Antonio, approximately one-half mile from the I-10 intersection in the center of the I-10 corridor. San Antonio International Airport is in close proximity as are the I-35 North and the Austin-San Antonio corridors. The surrounding neighborhood is substantially developed with properties exhibiting a variety of uses including retail, restaurants, apartment communities and office buildings. Area landmarks include the South Texas Medical Center, La Cantera Conference Center & Golf Resort, University of Texas at San Antonio, Six Flags Fiesta Texas and Seaworld of Texas.

Built in 2000, the Property is an approximately 68,400 square foot flex/service center which consists of two one-story buildings, each comprised of 34,200 feet on approximately 6 acres. The Property has 267 parking spaces and is approximately 96% leased to 9 national, regional and local credit tenants, including United States Geological Survey (“USGS”), The Pacesetter Corporation (“Pacesetter”), Computer Express and Lifetouch National School Studios. No leases expire during the next twelve-months. USGS occupies approximately 31% of the Property under a lease with the General Services Administration expiring in 2015. Pacesetter occupies approximately 20% of the Property with a lease expiring in 2008.

The Company does not anticipate making any significant repairs or improvements to the Property over the next few years. An environmental assessment completed in connection with the purchase of the Property found no hazardous conditions. For federal income tax purposes, the Company’s depreciable basis in the Property is approximately $5,062,500, subject to subsequent review by the Company’s independent auditors. When the Company calculates depreciation expense for tax purposes, it uses the straight-line method. The Company generally depreciates buildings and improvements over their estimated useful lives of 39 and 15 years, respectively. Tenant improvements, however, are typically amortized over the life of the respective lease. For the year ended December 31, 2001, the property tax rate was approximately 3%.

The Advisor retained Triple Net Properties Realty, Inc. to manage the Property for a property management fee equal to 5% of the gross income of the Property in addition to compensation for property-level services, including leasing fees, loan origination and servicing fees and property tax reduction fees.

After reasonable inquiry, the Company is not aware of any material factors relating to the Property, other than those discussed above, that would cause the reported financial information in this filing not to be necessarily indicative of future operating results.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

INDEX TO THE FINANCIAL STATEMENTS

The University Heights Business Park:

Independent Auditors’ Report	3

Historical Statements of Revenues and Direct Operating Expenses For the Year Ended December 31, 2001 And for the Unaudited Six-Month Periods Ended June 30, 2002 and 2001	4

Notes to Historical Statements of Revenues and Direct Operating Expenses For the Year Ended December 31, 2001 And for the Unaudited Six-Month Periods Ended June 30, 2002 and 2001	5

T REIT, Inc.:

Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of December 31, 2001	8

Unaudited Pro Forma Condensed Combined Consolidated Statements of Operations For the Year Ended December 31, 2001, and for the Six-Month Period Ended June 30, 2002.	9

Notes to Unaudited Pro Forma Condensed Combined Consolidated Financial Statements For the Year Ended December 31, 2001, and for the Six-Month Period Ended June 30, 2002.	11

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Shareholders of
T REIT, Inc.

We have audited the accompanying historical statement of revenues and direct operating expenses (the “historical statement”) of the University Heights Business Park (the “Property”) for the year ended December 31, 2001. This historical statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on this historical statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the December 31, 2001 historical statement presents fairly, in all material respects, the revenues and direct operating expenses, as described in Note 1, of the Property for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.

The accompanying historical statements of revenues and direct operating expenses for the six-month periods ended June 30, 2002 and 2001 were not audited by us, and, accordingly, we express no opinion or any other form of assurance on them.

/s/    SQUAR, MILNER, REEHL & WILLIAMSON, LLP

October 30, 2002
Newport Beach, California

UNIVERSITY HEIGHTS BUSINESS PARK

HISTORICAL STATEMENTS OF REVENUES
AND DIRECT OPERATING EXPENSES
For the Year Ended December 31, 2001
And for the Unaudited Six-Month Periods Ended June 30, 2002 and 2001

	For the Six Months Ended June 30		For the Year Ended December 31, 2001
	2002	2001
	(unaudited)
REVENUES
Rental income, net	$395,469	$227,758	$585,220
Expense reimbursements	71,911	10,676	50,263

	467,380	238,434	635,483
DIRECT OPERATING EXPENSES
Property taxes and assessments	71,760	59,319	101,863
Rental expenses	29,479	33,453	67,809
General and administrative	12,277	1,287	6,422
Insurance	2,554	3,879	5,471

	116,070	97,938	181,565

EXCESS OF REVENUES OVER DIRECT OPERATING EXPENSES	$351,310	$140,496	$453,918

The accompanying notes are an integral part of this historical statement of revenues and direct operating expenses.

UNIVERSITY HEIGHTS BUSINESS PARK

NOTES TO HISTORICAL STATEMENTS OF REVENUES
AND DIRECT OPERATING EXPENSES
For the Year Ended December 31, 2001
And for the Unaudited Six-Month Periods Ended June 30, 2002 and 2001

NOTE 1—Basis of Presentation

The historical statements of revenues and direct operating expenses (the “historical statements”) reflects the operations of the University Heights Business Park (the “Property”). On August 22, 2002, T REIT-University Heights, L.P., a wholly owned subsidiary of T REIT, Inc. (the “Company”), acquired the Property from an unaffiliated third party. The Property is located in San Antonio, Texas.

The accompanying historical statements relate to the operations of the Property and have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Revenues and direct operating expenses are presented on the accrual basis of accounting. Rental income is recognized on a straight-line basis over the related lease term.

Certain revenues, costs and expenses that are dependent on the ownership, management and carrying value of the Property have been excluded from the accompanying historical statement. The excluded revenues consist primarily of nonoperating revenue related to the Property. The excluded expenses consist primarily of interest, management fees, depreciation and amortization of the Property. Consequently, the excess of revenues over direct operating expenses as presented is not intended to be either a complete presentation of the Property’s historical revenues and expenses or comparable to the proposed future operations of the Property.

The Property was built in 2000 and is an approximately 68,400 square feet flex/service center which consists of two-one story buildings, each comprised of approximately 34,200 square feet.

NOTE 2—Risks and Uncertainties

The real estate industry is cyclical, being dependent in part on the status of local, regional, and national economies. As such, future revenues and expenses achieved by the Property’s management could materially differ from historical results.

As of December 31, 2001, the United States Geological Survey (“USGS”), under a lease with the General Services Administration of the United States of America, occupied approximately 31% of the Property’s total square footage and its annual rental income of approximately $351,000 represented approximately 60% of the Property’s annual rental income for the year then ended. The Pacesetter Corporation occupied approximately 20% of the Property’s total square footage and its annual rental income of approximately $65,000 represented approximately 11% of the Property’s annual rental income for 2001. If either of these tenants were to default on its lease, future revenues of the Property would be severely impacted. The lease with the USGS terminates in November 2015. However, the USGS may terminate its lease at any time after September 30, 2007 by giving at least 60 days written notice. As of December 31, 2001, the USGS has not expressed any intent to terminate its lease early.

UNIVERSITY HEIGHTS BUSINESS PARK

NOTES TO HISTORICAL STATEMENTS OF REVENUES
AND DIRECT OPERATING EXPENSES
For the Year Ended December 31, 2001
And for the Unaudited Six-Month Periods Ended June 30, 2002 and 2001

NOTE 3—Future Minimum Rental Income

The Property is leased to tenants under operating leases with terms ranging from 5 to 15 years. Certain of these leases are subject to scheduled rent increases. Generally, the leases grant tenants renewal options.

The following table represents approximate future minimum rents to be received under the non-cancelable operating leases, excluding tenant reimbursements, for each of the next five years ending December 31 and thereafter:

2002	$730,000
2003	750,000
2004	750,000
2005	752,000
2006	614,000
Thereafter	3,511,000

$7,107,000

T REIT, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS
For the Year Ended December 31, 2001 And For the Six-Month Period Ended June 30, 2002

Introduction:

On August 22, 2002, T REIT-University Heights, LP, a wholly owned subsidiary of T REIT, Inc. (the “Company”), purchased the University Heights Business Park (the “Property”) from an unaffiliated third party for $6,750,00 in cash. The Company paid approximately $3,000 in additional costs and expenses for selecting, evaluating and acquiring the Property.

The following unaudited pro forma condensed combined financial statements (hereinafter collectively referred to as “the pro forma financial statements”) are presented for illustrative purposes only, and are not necessarily indicative of the results of operations of future periods or the results that would have been realized had the Property been acquired by the Company as of the dates set forth below. The pro forma financial statements (including notes thereto) are qualified in their entirety by reference to and should be read in conjunction with the historical financial statements of the Company and the Property, including the notes thereto, incorporated herein by reference or included herein. The Company’s historical consolidated financial statements incorporated herein by reference are (a) the audited balance sheet and statement of operations as of December 31, 2001, included in the related Form 10-K filed with the Securities and Exchange Commission on April 1, 2002, and (b) the unaudited statement of operations for the six months ended June 30, 2002, included in the related Form 10-Q filed with the Securities and Exchange Commission on August 14, 2002.

The accompanying unaudited pro forma condensed combined balance sheet as of December 31, 2001 gives effect to the acquisition of the Property as if the purchase occurred on December 31, 2001.

The accompanying unaudited pro forma condensed combined consolidated statement of operations for the six month period ended June 30, 2002 gives effect to the acquisition of the Property as if the purchase occurred on January 1, 2002.

The accompanying unaudited pro forma condensed combined consolidated statement of operations for the year ended December 31, 2001 gives effect to the acquisition of the Property as if the purchase occurred on January 1, 2001.

The accompanying pro forma financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisition reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future.

T REIT, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED BALANCE SHEET
December 31, 2001

	Historical T REIT, INC.	Pro Forma Adjustments		Pro Forma Combined
ASSETS
Real estate operating properties
Land	$8,926,043	$1,012,950	(A)	$9,938,993
Buildings	26,951,837	5,740,050	(A)	32,691,887
Investment in unconsolidated real estate	1,878,037			1,878,037

	37,755,917	6,753,000		44,508,917
Less accumulated depreciation and amortization	(594,381)			(594,381)

	37,161,536	6,753,000		43,914,536

Cash and equivalents	3,647,159	(6,753,000	)(A)	(3,105,841)
Real estate deposits	631,500			631,500
Accounts receivable	293,163			293,163
Accounts receivable from related parties	627,000			627,000
Other assets, net	698,420			698,420
Note receivable	595,000			595,000
Note receivable from related party	1,787,579			1,787,579

	$45,441,357	$—		$45,441,357

LIABILITIES AND SHAREHOLDERS’ EQUITY
Accounts payable and accrued liabilities	$748,317			$748,317
Security deposits and prepaid rent	190,156			190,156
Notes payable	24,737,461			24,737,461

	25,675,934	—		25,675,934

Shareholders’ Equity
Common Stock, $0.01 par value; 10,000,000 shares authorized; 664,271
shares issued and outstanding at December 31, 2001	24,705			24,705
Additional paid-in capital	20,305,132			20,305,132
Accumulated deficit	(564,414)			(564,414)

	19,765,423	—		19,765,423

	$45,441,357	$—		$45,441,357

The accompanying notes are an integral part of these pro forma financial statements.

T REIT, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Month Period Ended June 30, 2002

	Historical T REIT, INC.	University Heights Historical	Pro Forma Adjustments		Pro Forma Combined
Revenues
Rental Income	$2,586,086	$395,469	$—		$2,981,555
Interest Income	188,485		(54,000	)(B)	134,485
Expense Reimbursement		71,911	30,000	(C)	101,911

	2,774,571	467,380	(24,000)		3,217,951
Expenses
Rental Expenses	667,674	29,479			697,153
Property taxes and assessments		71,760	30,000	(C)	101,760
General and Administrative	415,380	12,277			427,657
Insurance		2,554			2,554
Interest	901,421	—			901,421
Management Fees		—	22,000	(D)	22,000
Depreciation	438,014	—	72,000	(E)	510,014

	2,422,489	116,070	124,000		2,662,559
Equity in earnings of unconsolidated real estate	566,744	—	—		566,744

Net (loss) income	$918,826	$351,310	$(148,000)		$1,122,136

The accompanying notes are an integral part of these pro forma financial statements.

T REIT, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2001
	Historical T REIT, INC.	University Heights Historical	Pro Forma Adjustments		Pro Forma Combined
Revenues
Rental Income	$3,934,690	$585,220	$—		$4,519,910
Interest Income	208,092	—	(108,000	)(B)	100,092
Expenses Reimbursement	—	50,263	101,000	(C)	151,263

	4,142,782	635,483	(7,000)		4,771,265
Expenses
Rental Expenses	1,125,047	67,809			1,192,856
Property taxes and assessments		101,863	101,000	(C)	202,863
General and Administrative	636,543	6,422			642,965
Insurance		5,471			5,471
Interest	2,117,069	—	—		2,117,069
Management Fees		—	31,000	(D)	31,000
Depreciation	611,765	—	144,000	(E)	755,765

	4,490,424	181,565	276,000		4,947,989
Loss on Sale of Real Estate
Operating Properties	(177,948)				(177,948)

Equity in earnings of unconsolidated real estate	61,958				61,958

Net (loss) income	$(463,632)	$453,918	$(283,000)		$(292,714)

The accompanying notes are an integral part of these pro forma financial statements.

T REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS
For the Six Month Period Ended June 30, 2002
And for the Year Ended December 31, 2001

Basis of Presentation

The unaudited pro forma condensed combined consolidated balance sheet as of December 31, 2001 gives effect to the acquisition of the Property as if the purchase had occurred on December 31, 2001. The unaudited pro forma condensed combined consolidated statement of operations for the six month period ended June 30, 2002 and for the year ended December 31, 2001, gives effect to the acquisition of the property as if the purchase had occurred on January 1, 2002 and January 1, 2001.

The unaudited pro forma condensed combined consolidated financial statements have been adjusted as discussed in the notes below:

(A)  The Company purchased the Property for $6,750,000 in cash. The adjustment reflects the allocation of the purchase price between land and buildings as well as the reduction in cash.

(B)  The Company purchased the Property for $6,750,000 in cash. The adjustment reflects the decrease in interest income resulting from the use of cash.

(C)  Reflects the estimated increase in property taxes resulting from a reassessment of property value on the acquisition date.

(D)  Reflects the management fees to be paid by the Company to an affiliate of the Company at a rate of 5% of gross revenue.

(E)  Depreciation on the building on a straight line basis over the estimated useful life of 40 years based on preliminary purchase price allocation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T REIT, INC.

By:	/s/ ANTHONY W. THOMPSON
Anthony W. Thompson President and Chief Executive Officer
Date: November 4, 2002